                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                       November 13, 2008

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On November 13, 2008, Hancock Holding Company
issued a press release announcing that it will decline the U.S. Treasury Department's invitation for funding through the Capital Purchase Program, a component of the government's Troubled Asset Relief Program ("TARP").  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated November 13, 2008, headed "Hancock Holding
                             Company declines Treasury Investment."

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 13, 2008

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
November 13, 2008

For More Information
---------------------
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559
paul_guichet@hancockbank.com
-------------------------------------------------------------------------------------------------------------------

                                Hancock Holding Company declines Treasury Investment

     GULFPORT,  MS (November 13, 2008) - Hancock Holding Company (NASDAQ:  HBHC) - consistently  ranked as one of the nation's  strongest,  safest  financial  institutions - will decline the U.S.  Treasury  Department's  invitation for funding  through the Capital  Purchase  Program,  a component  of the  government's  Troubled  Asset  Relief  Program
(TARP).

     "After  very  thorough  evaluation  and  analysis,  Hancock's  board of  directors  and senior  management  have concluded that declining  government  funding  safeguards  the best  interests of our  shareholders  and the company.
Hancock remains an extremely sound,  well-capitalized  institution as evidenced by our time-honored corporate values, conservative  business  model,  and proactive  risk  management  practices for ensuring  Hancock  maintains  adequate capital to fund loan growth and consider  potential  expansion  opportunities,"  said Hancock  Holding  Company Chief
Executive Officer Carl J. Chaney.

     Hancock  remains  extremely well  capitalized at September 30, 2008 with a total  risked-based  capital ratio of
11.90  percent.  Hancock's  decision  coincides  with  a  recent  BauerFinancial,  Inc.,  rating  that  endorses  the
110-year-old  Gulf South  financial  services  leader as one of America's most  financially  sound banks for the 76th consecutive quarter.

     With  approximately  $6.74 billion in assets,  Gulf South based Hancock Holding Company is the parent company of
Hancock  Bank  (Mississippi),  Hancock  Bank of  Louisiana,  Hancock  Bank of Florida,  and Hancock  Bank of Alabama.
Founded in 1899,  Hancock Bank  operates  164 banking and  financial  services  offices and 136 ATMs along a 600-mile
I-10 corridor  spanning west central  Louisiana to north  Florida.  Bank  subsidiaries  include  Hancock  Investments
Services, Inc., Hancock Insurance Agency, and Harrison Finance Company.

     Additional  information  about  Hancock  Holding  Company,  Hancock  Bank,  and  subsidiaries  is  available  at
www.hancockbank.com.

"SAFE  HARBOR"  STATEMENT  UNDER THE  PRIVATE  SECURITIES  LITIGATION  REFORM  ACT OF 1995:  Congress  passed the
Private  Securities  Litigation Act of 1995 in an effort to encourage  corporations to provide  information about companies'  anticipated  future  financial  performance.  This act  provides a safe  harbor for such  disclosure, which  protects the companies  from  unwarranted  litigation  if actual  results are  different  from  management expectations.  This release  contains  forward-looking  statements  and reflects  management's  current views and estimates of future economic  circumstances,  industry conditions,  Company  performance,  and financial results.
These  forward-looking  statements  are  subject to a number of factors and  uncertainties  which could cause the
Company's  actual results and experience to differ from the  anticipated  results and  expectations  expressed in such forward-looking statements.

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